CONSENT OF INDEPENDENT VALUATION FIRM We hereby consent to the references to our name and the reports we have delivered to Safety, Income & Growth Inc. (the “Company”) and the description of our role in the valuation process related to the ground leases owned by the Company, as such references appear in the Current Report on Form 8‐K of the Company, dated February 14, 2019, in the sections “Process for Determining the Value Bank ‐ Independent Valuations of Combined Property Values” and “Process for Determining the Value Bank ‐ Summary of Methodology,” which Form 8‐K is being incorporated by reference in Safety, Income & Growth Inc.’s Registration Statement on Form S‐8 (No. 333‐219012) and its Registration Statement on Form S‐3 (No. 333‐226048). In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933. CBRE, Inc. By: as Agent for CBRE, Inc. February 14, 2019 762999-4-7496-v0.2 80-40665112